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                                                                    EXHIBIT 10.7

                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT, made this 3/rd/ day of August, 1999, by and between CENTURY 2000 PARTNERS, LLP, a Limited Liability Partnership ("Landlord") and A BUSINESS CONFERENCE CALL, INC., a Minnesota Corporation ("Tenant");

                               WITNESSETH THAT:

     1.   DEFINITIONS.  For purposes of this Lease the following words or
          -----------
phrases shall have the following meanings:

          BUILDING.  Shall mean that certain office/warehouse building located
          --------
on the Real Estate described in Exhibit "C" hereto. The address of the Building is:

           7920-8028 Century Boulevard, Chanhassen, Minnesota 55317

          LEASED PREMISES.  Shall mean that portion of the Building outlined on
          ---------------
Exhibit "C" attached hereto containing 25,398 square feet of rentable area measured from the exterior surface of the exterior walls to the center of the interior walls. The Leased Premises street address is:

           7974-7984 Century Boulevard, Chanhassen, Minnesota 55317

          PROJECT.  Shall mean and refer to the Building, Real Estate and all
          -------
improvements situated thereon.

          REAL ESTATE.  Shall mean that certain parcel of Real Estate described
          -----------
in Exhibit "C" hereto.

          RENTABLE AREA.  Shall mean the sum of the square footage contained in
          -------------
the Leased Premises plus Tenant's percentage of all common areas such as entry ways, restrooms, hallways, loading docks, mechanical rooms, and other common areas of the Building.

          TENANT'S PERCENTAGE.  Shall mean that percentage of the Rentable Area
          -------------------
of all areas of the Building designated by Landlord for lease that is included in the Rentable Area of the Leased Premises. Based upon the Leased Premises
containing   25,398 square feet of Rentable Area and the Building containing
115,520 square feet of Rentable Area, the Tenant's Percentage is 22.0%.

     2.   DEMISE AND PREMISES.  Subject to the terms and conditions hereof,
          -------------------
Landlord leases to Tenant, and Tenant hires and takes of and from Landlord the Leased Premises.

     3.   TERM.  The Term of this Lease shall commence on the 1st day of
          ----
October, 1999, and shall terminate on the 30th day of September, 2005, unless earlier terminated as hereinafter provided. In the event Landlord does not have a Certificate of Occupancy from the City of Chanhassen as of October 1, 1999, this Lease shall commence on the date Landlord receives said Certificate of Occupancy from the City of Chanhassen and the Lease shall terminate on the date which is later of September 30, 2005 or six years and zero months after the actual commencement date of this Lease, unless earlier terminated as herein provided. However, Tenant shall begin paying Base Rent at the actual commencement of this Lease if said commencement is later than October 1, 1999. Landlord and Tenant shall execute a Lease Amendment stating the actual commencement and termination dates and corresponding Base Rents for said dates as stated in Section 3 herein.

     4.   BASE RENT.  Tenant agrees to pay Landlord, at 3610 County Road 101,
          ---------
Wayzata, Minnesota, 55391 or such other place as Landlord may from time to time designate in writing, a monthly Base Rent of $19,049.00 per month from October
1, 1999 through September 30, 2002; $20,954.00 per month from October 1, 2002 through September 30, 2005 payable in advance on the first day of each
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month during the term of this Lease without demand therefore or deduction or set off. Base Rent for the first month of the term of this Lease is payable upon execution of the Lease. In the event the commencement date of this Lease falls on a date other than the first day of the month, the rent payable for the first month shall be adjusted on a pro rata basis and shall be payable on or before the commencement date. However, Tenant shall begin paying Base Rent at the actual commencement of this Lease if said commencement is later than October 1, 1999. Landlord and Tenant shall execute a Lease Amendment stating the actual commencement and termination dates and corresponding Base Rents for said dates as stated in Section 3 herein.

     5.   OPERATING EXPENSES.  Tenant shall pay to Landlord as additional rent
          ------------------
hereunder, payable at the same time and location as the Base Rent, Tenant's Percentage (22.0%), of the following amounts:

     a. All real estate taxes and installments of special assessments which shall accrue or become a lien against, or are payable in respect to any part of the Project during the term of this Lease and all other governmental impositions, including, but not limited to, amounts payable under assessments, gross receipts taxes and taxes on rentals (other than income taxes) relating to the Project.

     b. All other reasonable costs and expenses which Landlord may incur in maintaining and operating the Project that may be expensed rather than capitalized by Landlord for Federal income tax purposes including, but not limited to costs actually incurred for cutting, fertilizing and maintaining grass, shrubbery, shrubbery beds, and trees; sewer, water and management fees (not to exceed 4% of Base Rent and Operating Expenses), including reasonable expenses reimbursable to any manager; fees for professional services, including the costs of contesting real estate taxes; charges under maintenance and service contracts, all supplies purchased for use for the Project; insurance maintained by Landlord; cleaning, maintaining, repairing, resurfacing, striping, seal coating and snow removal of walkways, driveways, and parking areas; lighting, sodding, planting and policing the Project; maintaining, repairing and replacing roofs, downspouts, common electrical, plumbing, and other utility services, sprinkler alarm systems, and irrigation systems, and common area recycling. Tenant shall not be responsible for roof replacement during the original roof warranty period unless Tenant's use of the Leased Premises has caused such replacement. Tenant shall not be responsible for the replacement of entire common electrical, plumbing, utility, sprinkler alarm or irrigation systems for the Project during the initial term of this Lease but shall be responsible, as stated herein, for the repair of components of said systems. Operating expenses shall not include depreciation, leasing commissions, or payments of principal and or interest on any mortgage on the Project.

     c. Operating Expenses shall also include yearly amortization of the cost of capital improvements (i) made to reduce Operating Expenses or limit increases therein, (ii) required by Landlord's insurance carrier,
          (iii) required by any law, rule, regulation or order of any governmental or quasigovernmental authority having jurisdiction or
          (iv) made to extend the life of or maintain or replace any component of the project; amortized over the useful life of such capital improvements in accordance with generally-accepted accounting principles.

     d. Prior to the Commencement Date and as frequently thereafter as Landlord shall deem appropriate, Landlord may give Tenant notice of Landlord's estimate of Operating Expenses for the Project for the then-current calendar year ("Estimated Operating Expenses"). Tenant shall pay throughout the Term of this Lease, as additional rent hereunder, on the first day of each month together with each Base Rent payment due, one-twelfth (or a pro rata portion thereof for partial months) of Tenant's Percentage of the most current Estimated Operating Expenses. Tenant shall have the right to review Landlord's Operating Expense estimate and prior year detail once per calendar year at

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          Landlord's place of business during normal business hours with reasonable advance notice to Landlord.

     e. Within a reasonable time after the expiration of each calendar year, Landlord shall submit to Tenant a statement setting forth (I) the actual Operating Expenses of the Project for such calendar year, (ii) Tenant's Percentage of such actual Operating Expenses, and (iii) the aggregate of Tenant's payments of Estimated Operating Expenses for such year. Within ten (10) days after the delivery of such statement (including any statement delivered after the expiration or termination of the Term of this Lease), the party in whose favor the difference, if any, between clause (ii) and clause (iii) exists, shall pay the amount of such difference to the other provided that Landlord may, at Landlord's option, credit any overpayment by Tenant against Tenant's current obligation for payment of Rent or Additional Rent except in the last year (or extension year) Landlord shall pay the amount of such difference to Tenant within thirty (30) days of the termination or expiration of this Lease. Notwithstanding any provision of this Lease to the contrary, Landlord shall be entitled to retain as Landlord's sole property, and Landlord shall not be obligated to refund to Tenant or to any other tenant of the Project, any and all sums received by Landlord as and for tax increment financing assistance whether or not such sums are received on a so called "pay as you go" basis, or otherwise.

     6.   SERVICE AND UTILITIES.  Tenant agrees that it shall pay all costs
          ---------------------
incurred in operating, maintaining, repairing and replacing all heating, ventilating, air conditioning (HVAC), plumbing and other utility systems serving the Leased Premises, however, provided Tenant's use of the Leased Premises is not harmful to existing HVAC equipment and provided Tenant maintains said HVAC equipment according to manufacturer's recommendations, Tenant shall not be responsible for the replacement of said units during the initial term of this Lease or expiration of the warranty for said HVAC equipment, whichever is later. Tenant shall be responsible for all costs for the maintenance and repair of said HVAC equipment. All applicable manufacturer's warranties for said HVAC equipment shall be transferable to Tenant. Tenant agrees to pay all charges for heat, air conditioning and utility services furnished to the Leased Premises during the term of this Lease including, but not by way of limitation, gas, electric, sewer, water, telephone, sprinkler alarm system and rubbish removal. Payments for utility services shall be paid by Tenant directly to the appropriate utility authorities, when due, if such utility authorities permit or accept direct payment.

     All payments to be made by Tenant pursuant to this Section 6 shall be in addition to payments for Operating Expenses to be paid by Tenant under Section 5 of the Lease. Landlord shall not be liable for failure to furnish, or for delay or suspension in furnishing, lighting, heat, air conditioning, water service or other utilities if such failure or suspension is caused by breakdown, maintenance, repairs, strikes, scarcity of labor or materials, acts of third parties or causes beyond Landlord's control.

     7.   USE OF PREMISES.  Tenant agrees that it will use and occupy the Leased
          ---------------
Premises solely for office and storage purposes. Tenant will not use or occupy the Leased Premises for any unlawful purpose and will comply with all present and future laws, ordinances, regulations and orders of all governmental units having jurisdiction over the Leased Premises. Tenant shall not cause or permit any unusual noise, odors or nuisance in or about the Leased Premises and the Building and grounds nor shall Tenant permit any debris, property or merchandise of Tenant, its officers, employees or agents to be placed or left upon the grounds; and Tenant, its officers and employees shall observe all rules and regulations adopted by Landlord for the general safety, comfort and convenience of Landlord, Tenant and other tenants including the reasonable assignment of one hundred twenty (120) parking spaces, as shown on Exhibit D, for the exclusive use of Tenant or other tenants of Landlord in the Building. Landlord disclaims any warranty that the Leased Premises are suitable for Tenant's use and Tenant acknowledges that it has had full opportunity to make its own determination in this regard.

     Tenant warrants that the operation of its business will not be harmful to the Building or the mechanical equipment within the Building and Tenant shall be liable in the event of damage arising from such harmful operation. In the event Landlord's insurance premiums are increased above the standard

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building rate as a result of Tenant's use of the Leased Premises, Tenant will pay to Landlord as additional rent the amount of such increase.

     In the event Tenant shall cause or permit any unusual noise, odor or nuisance or the storage of any debris, property or merchandise of Tenant, its officers, employees or agents, in or about the Leased Premises, Building or grounds in violation of the terms of this Section 7, Landlord shall, after notice to Tenant and Tenant's failure to correct said violation within 5 business days of said notice, be entitled to take any steps it deems reasonably necessary to correct or remove such violation and Tenant shall pay Landlord, as additional rent hereunder, all costs and expenses incurred in such correction or removal including all costs and expenses incurred in ascertaining which Tenant is responsible for such violation.

     8.   ASSIGNMENT AND SUBLETTING.  Tenant will not assign, transfer, mortgage
          -------------------------
or encumber its interest in this Lease or sublet or rent or permit occupancy or use of the Leased Premises, or any part thereof by any third party; nor shall any assignment or transfer of this Lease be effectuated by operation of law or otherwise, without in each such case obtaining the prior written consent of Landlord, which consent will not be unreasonably withheld, delayed or conditioned by Landlord unless in Landlord's reasonable opinion such assignment or transfer adversely affects the Leased Premises or Building. Tenant shall seek such consent of Landlord by a written request, setting forth such information as Landlord may deem necessary and reimburse Landlord as additional rent hereunder for any costs Landlord may incur, including Landlord's attorney's fees, in reviewing and responding to Tenant's request. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any transferee under an assignment constitute an acceptance of the assignment or a waiver or release of Tenant from any covenant or obligation contained in this Lease, nor shall any assignment be construed to relieve Tenant from the requirement of obtaining the consent in writing of Landlord to any further assignment or subletting. No assignment or sublease or other transfer of this Lease shall be effective unless the assignee, sublessee or transferee shall at the time of such assignment, sublease or transfer, assume in writing, all of the terms, covenants and conditions of this Lease to be performed by Tenant.

     Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet the Leased Premises, in whole or in part, to an affiliate of Tenant and/or in connection with the sale of all or substantially all of the stock or assets of Tenant and/or in connection with the sale of the group(s), division(s), or section(s) or of all or substantially all of the assets of such group(s), division(s) or section(s) of Tenant occupying the Leased Premises provided the following conditions are met: a) the assignee or subtenant's financial standing shall be equal to or greater than that of Tenant; b) the assignee or subtenant's use shall not be substantially different from that conducted by Tenant and shall not involve greater use of Hazardous Substances than Tenant's use; c) any assignee or subtenant shall agree in writing to comply with all provisions of this Lease and a copy of such agreement and the assignment or sublease shall be delivered to Landlord; and d) such assignment or sublease shall not violate the terms of any mortgage to which the Landlord is a party. In the event of assignment in accordance with the terms of this Section 8, Tenants' obligation and liability to pay Base Rent and Operating Expenses shall transfer to said subtenant, assignee or affiliate.

Whether or not Landlord has consented to an assignment or sublease, Tenant shall pay directly to Landlord the amount by which the rent or other payments received by Tenant pursuant to such assignment or sublease exceeds, in any month, the Base Rent and other payments payable by Tenant to Landlord hereunder.

     9.   SUBORDINATION.  Without the necessity of any additional document being
          -------------
executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to the lien of any mortgage now or hereafter placed on, against or affecting the Project, or Landlord's interest or estate therein; provided, however, that if the Landlord, any mortgagee or holder of any mortgage elects to have Tenant's interest in this Lease be superior to any such Mortgage, then by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said mortgage. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon

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demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord or any mortgagee. Tenant further agrees that in the event that any proceedings are brought for the foreclosure of any mortgage, Tenant shall attorn to the purchaser at such foreclosure sale and recognize such purchaser as the Landlord under this Lease, if requested to do so by such purchaser, provided that said purchaser agrees, in writing, that Tenant's possession of the Leased Premises shall not be disturbed so long as Tenant shall continue to perform all of the covenants and conditions of this Lease, in which case Tenant's obligations to perform such covenants and conditions shall not be in any way diminished thereby. Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed.

     10.  SALE OR MORTGAGE OF THE BUILDING.  In the event of a sale of the
          --------------------------------
Project, Landlord shall be relieved of all liability under this Lease accruing from and after the date of sale provided Landlord has obtained the written agreement of its transferee or assignee to assume and carry out all of the covenants and obligations of the Landlord hereunder.

     Tenant agrees at any time and from time to time, upon not less than  ten
(10) days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord or a party designated by Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect, or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications, (ii) stating the dates to which the Base Rent, Operating Expenses and other charges hereunder have been paid by Tenant,
(iii) stating whether or not Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default, (iv) agreeing that Tenant and Landlord will not thereafter modify the Lease without the approval of any mortgagee identified by Landlord, and (v) agreeing that, except for any security deposit required herein, Tenant shall not prepay any rent more than thirty (30) days in advance, and (vi) such other matters relating to this Lease as may reasonably be requested. Any such statement delivered pursuant hereto may be relied upon by any owner of the Project, any prospective purchaser of the Project, any mortgagee or prospective mortgagee of the Project or of Landlord's interest, or any prospective assignee of any such mortgagee.

     Landlord agrees at any time and from time to time, upon not less than ten
(10) business days' prior written notice by Tenant, to execute, acknowledge and deliver to Tenant a statement in writing (i) certifying that this Lease is unmodified and in full force and effect, or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications, (ii) stating the dates to which the Base Rent, Operating Expenses and other charges hereunder have been paid by Tenant, (iii) stating whether or not, to Landlord's knowledge, Tenant is in default, and (iv) such other certifications relating to this Lease as may reasonably be requested.

     Upon securing a mortgage for the Building, Landlord will provide Tenant with an agreement of non-disturbance.

     11.  TENANT INSURANCE.  Tenant agrees that it shall purchase in advance and
          ----------------
carry the following insurance at its own expense: a) "All Risk" fire and extended coverage insurance insuring Tenant's personal property, furniture, trade fixtures, inventory and business records against loss from all insurable events for the full replacement value thereof; b) insurance against interruption of Tenant's business activities; c) comprehensive general public liability insurance, providing coverage on an "occurrence" and, not a "claims made" basis, covering all acts of Tenant, its employees, agents, representatives and guests and insuring against all claims arising from injury to persons or damage to property in or about the Leased Premises, Building or the Project in a single limit amount of not less than $1,000,000.00 for personal injury or death and not less than $500,000.00 for property damage and fire legal liability; d) workers compensation insurance covering Tenant's business activities conducted on the Leased Premises and providing such coverage as Tenant is statutorially required to maintain.

     The insurance maintained by Tenant under Clauses a), c) and of the immediately preceding paragraph of this Section 11 shall name Landlord as an additional insured, shall be issued by insurance

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companies reasonably acceptable to Landlord and shall provide for thirty (30)
days written notice to Landlord prior to cancellation, non-renewal or material modification. Certificates of all such insurance shall be delivered to Landlord prior to occupancy of the Leased Premises by Tenant and at least thirty (30) days prior to the termination date of any existing policy. Tenant shall pay to Landlord, upon demand, as additional rent the cost of securing such insurance in the event Tenant fails to furnish certificates of insurance to Landlord. However, it is not Landlord's duty nor obligation to secure such insurance for Tenant.

     Landlord shall maintain at all times during the term of this Lease: a) standard all risk fire and casualty insurance in an amount not less than the actual replacement cost of the Building as calculated annually according to the applicable insurance policies, and b) liability insurance covering all acts of Landlord and its agents and employees for matters occurring in, on or about the Building and Real Estate in a single limit amount of not less than $1,000,000.00 for bodily personal injury or death and not less than $500,000.00 for property damage and fire legal liability.

     12.  ANNUAL OPERATING STATEMENTS.  In the event Tenant has been in default
          ----------------------------
of any of the terms of this Lease herein, then Tenant shall, within One Hundred Twenty (120) days after the close of each fiscal year the Tenant shall furnish the Landlord with annual operating statements and balance sheets certified by an officer of the Company.

     13.  FIRE OR OTHER CASUALITY.  If the Leased Premises or the Project shall
          -----------------------
be damaged or destroyed by fire or other cause, Landlord shall either (a) undertake to restore such damage (provided, however, that Landlord shall not be required to spend amounts in excess of insurance proceeds available to Landlord to effect such restoration), or (b) in the event the Leased Premises or the Project are damaged by fire or other cause to such extent that damage cannot, in Landlord's reasonable judgment, be economically repaired within one hundred and eighty (180) days after the date of such damage (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company and using normal construction methods without overtime or other premium), terminate this Lease, by notice given to Tenant within sixty (60) days after the date of damage. Any termination hereunder by reason of damage to the Leased Premises shall be effective as of the date of the damage. Any termination by reason of damage to the Project but not Leased Premises shall be effective as of the date notice is given. If Landlord elects to restore, Landlord shall not be obligated to restore any improvements to the Leased Premises which were not owned and or constructed by Landlord. Upon substantial completion by Landlord of its work, Tenant shall undertake to restore its leasehold improvements and trade fixtures with all due diligence. This Lease shall, unless terminated by Landlord pursuant to this Section 13, remain in full force and effect following such damage, and, in the case of damage to the Leased Premises, the Base Rent and Operating Expenses, prorated to the extent that the Leased Premises are rendered untenable, shall be equitably abated until such repairs are completed; provided, however, that if Tenant does not restore its leasehold improvements, except for the Leasehold Improvements set forth in Exhibit C which the Landlord is obligated to restore, and trade fixtures with due diligence, abatement shall cease as of the date restoration could have been completed using due diligence. Notwithstanding the foregoing, if the destruction or damage was wholly or partially caused by the intentional misconduct, gross negligence or breach of this Lease by Tenant, its officers, agents or employees, the rent shall not abate and Tenant shall remain liable for the same.

     14.  CONDEMNATION.  If the whole or any part of the Leased Premises shall
          ------------
be taken or condemned or purchased under threat of condemnation by any governmental authority, then the Term of this Lease shall cease and terminate as of the date when the interference with possession, enjoyment or value of the Leased Premises occurs and Tenant shall have no claim against the condemning authority, Landlord or otherwise for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired Term of this Lease, provided, however, that Landlord shall not be entitled to any award made to Tenant for loss of business or the fair value of and the cost of removal of stock and trade fixtures. In the event part of the Project, but not the Leased Premises, is condemned to the extent that it cannot, in Landlord's sole judgment, be economically restored within a reasonable time, Landlord shall have the option, by notice given to Tenant within 120

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days of the date of interference with possession, to terminate this Lease as of the date of such interference with possession.

     15.  ALTERATIONS AND SIGNS.  Tenant will not make or permit anyone to make
          ---------------------
any structural alterations, additions or improvements in or to the Leased Premises or the Building without the prior written consent of Landlord, provided that Landlord shall not unreasonably withhold, delay or condition consent to Tenant's interior decorations unless, in Landlord's reasonable opinion, said interior alterations, additions or improvements adversely affect the Leased Premises or Building. Notwithstanding anything in this Lease to the contrary, Tenant shall be allowed, without Landlord approval, to make non-structural improvements or alterations to the Leased Premises provided said improvements or alterations do not exceed $7,500.00. However, Tenant shall still notify Landlord, in writing, of its' intention to perform said improvements or alterations. As a condition precedent to written consent of Landlord hereunder, Tenant agrees to obtain and deliver to Landlord such security against mechanic's lien as Landlord shall reasonably request. If any mechanic's lien is filed against any part of the Building or the Project for work claimed to have been done for, or labor or materials claimed to have been furnished to or authorized by Tenant, such mechanic's lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment and satisfaction thereof or by making any deposit required by law unless the amount owed is disputed in good faith by Tenant. In no event shall said dispute continue for more than thirty (30) business days after Landlord is notified of said dispute. Should Tenant fail to obtain the discharge of any such mechanic's lien within ten (10) days of the filing thereof, Landlord shall be entitled to obtain such discharge by whatever reasonable means Landlord deems expedient, and all costs incurred by Landlord in obtaining such discharge including reasonable attorney's fees, shall be paid by Tenant as additional rent hereunder.

     All alterations, decorations, additions or improvements in or to the Leased Premises or the Project made by Tenant or by Landlord on Tenant's behalf shall immediately become the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the end of the term hereof without disturbance, molestation or injury, unless Landlord requires specific portions thereof to be removed by Tenant at Tenant's sole expense, in which event Tenant shall do so prior to the expiration of the term of this Lease at its expense, and shall repair any damage caused thereby. Landlord shall inform Tenant at the time of construction of any alterations or improvements if said alterations or improvements shall be removed by Tenant at Tenant's expense at the expiration or termination of this Lease. Notwithstanding the foregoing, if Tenant is not in default in the performance of any of its obligations under this Lease, and further provided that if any and all damage resulting therefrom be repaired, Tenant shall have the right to remove at its own expense, prior to the expiration or termination of the term of this Lease, all moveable furniture or trade fixtures installed in the Leased Premises provided such removal is completed with no damage to the Leased Premises or the Building.

     Tenant shall not place or maintain any sign, advertisement or notice on any part of the outside or the inside of the Building without Landlord's prior written approval. Any such approved use shall be at the sole expense and cost of Tenant.

     Tenant shall not install any equipment which will or may necessitate any changes, replacements or additions to, or in the use of, the heating, ventilating or air conditioning system, or electrical system of the Leased Premises or the Project nor any equipment containing Hazardous Substances or chlorofluorocarbons without obtaining the prior written consent of Landlord. Equipment belonging to Tenant which causes fumes, odors, noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Project shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators, with ventilation equipment or other devices sufficient to eliminate such fumes, odors, noise and vibration.

     16.  WAIVER OF SUBROGATION.  Notwithstanding any other provisions in this
          ---------------------
Lease to the contrary, Landlord and Tenant hereby release one another, their respective officers, agents, partners, employees and property manager, from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage covered by insurance actually carried or coverable by the insurance required by Section 11 hereof, even if such loss

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or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.

     17.  WAIVER AND INDEMNITY.  Tenant agrees that Landlord, its officers,
          --------------------
agents, partners and employees shall not be liable to Tenant or those claiming through or under Tenant for any injury, death or property damage occurring in, on or about the Leased Premises, the Building or the Project except to the extent such injury, death or property damage was caused by the intentional misconduct or gross negligence of Landlord, its agents or employees. Without limitation of the foregoing, Landlord shall not be liable to Tenant for any damage, compensation or claims arising from: loss or damage to books, records, files, money, securities, negotiable instruments or other papers in or about the Leased Premises; the necessity of repairing any portion of the Project; the interruption in the use of the Leased Premises; accident or damage resulting from the use or operation by Landlord, Tenant, or any other person or persons whatsoever of elevators, or heating, cooling, electrical or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction or condemnation of the Leased Premises; any fire, robbery, theft, or any other casualty; any leakage or bursting of pipes or water vessels or any roof or wall leakage in any part or portion of the Leased Premises or the Building; water, rain, snow or underground water that may leak into, flow on, or flow from, any part of the Leased Premises or the Project.

     Tenant agrees to indemnify and hold harmless Landlord and its officers, agents, partners and employees from and against all claims, costs, liabilities and expenses, of whatever nature a) arising or resulting from any act, omission or gross negligence of Tenant, its officers, employees and agents in or about the Leased Premises, Building or the Project or, b) arising in connection with Tenant's use of occupancy of the Leased Premises or the conduct of Tenant's business thereon, and agrees to indemnify and hold harmless Landlord from and against all costs, expenses and liabilities, including reasonable attorneys fees, incurred in connection with any such claims or proceedings brought thereon, and the defense thereof.

     18.  REPAIRS.  Tenant shall put, keep, repair and maintain the Leased
          -------
Premises and the fixtures and equipment therein at all times in a good, properly functioning, safe and sanitary condition and state of repair, reasonable wear and tear excepted, free of debris and other similar obstructions. Tenant shall allow Landlord access to the Leased Premises during all reasonable hours upon twenty-four (24) hours notice, except in the case of emergencies, to make repairs required to be made by Tenant which Tenant fails or refuses to make, and shall pay Landlord as additional rent the cost of such repairs made for Tenant by Landlord. Subject to Tenant's obligation to pay Operating Expenses pursuant to Section 5 of this Lease, Landlord shall: i) make all necessary repairs to the outer walls, roof, and structural elements of the Building, ii) keep the plumbing, sewage, heating, air conditioning, electrical and ventilating systems of the Building not serving the Leased Premises in good repair, ordinary wear and tear excepted, and iii) maintain and keep the common areas, grounds, walkways, driveways and parking areas in a neat and clean condition. Tenant shall pay for electrical lamps and ballasts used in the Leased Premises. Any cost of repairs, modifications, alterations or improvements to the Building, the Leased Premises or the Project which are occasioned by the negligence or default of Tenant, its officers, employees, agents or invitees, or by the requirements of law, ordinance or other governmental directive and which arise out of the nature of Tenant's use and occupancy of the Leased Premises or the installations of Tenant in the Leased Premises shall be paid solely by Tenant.

     Tenant will not suffer or permit any waste or injury to the Leased Premises and will, at the expiration of the term of this Lease, surrender the same with all walls, floor coverings and other components thereof in the same order and condition as on the Commencement Date, ordinary wear and tear, subsequent alterations or improvements consented to by Landlord as provided in Section 15 of this Lease, and casualty damage covered by insurance, excepted.

     19.  ENTRY AND INSPECTION.  Upon twenty-four (24) hours prior notice,
          --------------------
except in the case of emergencies, Tenant shall permit Landlord, its agents or representatives to enter the Leased Premises to examine and inspect the same or to make such alterations, renovations or repairs to the Leased Premises or the Building as Landlord may deem necessary or desirable, or to exhibit the Leased Premises to prospective Tenants during the last one hundred eighty (180) days of the term of this Lease or to prospective purchasers at any time during the term. Landlord shall make reasonable efforts not to unreasonably interfere with the conduct of Tenant's business, but Landlord shall in no event be liable to Tenant or those claiming under or through Tenant for any loss or damages in connection with such entry, inspection, alterations, renovations or repairs.

     20.  IMPROVEMENTS.  Landlord shall, at its' sole cost and expense, complete
          ------------
the Leased Premises in accordance with the plans and specifications set forth in Exhibits "A" and "B" (Improvement Allowance and Space Plan) in a workmanlike fashion with such minor modifications, as approved by Tenant in writing, as determined by Landlord or its architect or as directed by governmental inspectors or agents. The taking of possession of the Leased Premises or renewal of this Lease by Tenant shall be conclusive evidence that the Leased Premises and the Building are in good and satisfactory condition at the time of such taking of possession or renewal.

     21.  WAIVER.  No waiver by either party of any breach of any covenant,
          ------
condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed on accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent, to terminate this Lease, to repossess the Leased Premises or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease or the Leased Premises.

     22.  COVENANTS OF LANDLORD.  Landlord covenants that it has the right to
          ---------------------
make this Lease for the term aforesaid and covenants that if Tenant shall pay the rent and perform all of the covenants, terms and conditions of this Lease to be performed by Tenant, Tenant shall, during the term of this Lease freely, peaceably and quietly occupy and enjoy the full possession of the Leased Premises. The term "Landlord" as used in this Lease shall mean solely the owner of the Project. In case the original or any successor Landlord shall convey or otherwise dispose of its entire interest in the Project and turn over to the transferee any funds held by it hereunder in which Tenant has an interest, all liabilities of such Landlord under this Lease shall terminate, except for those liabilities arising during the term of ownership by Landlord.

     23.  NO REPRESENTATIONS BY LANDLORD.  Neither Landlord nor any agent,
          ------------------------------
employee or property manager of Landlord has made any representations with respect to the Leased Premises or the Project except as herein expressly stated, and no right, privileges, easements or licenses are acquired by Tenant except as herein expressly stated.

     24.  DEFAULT.
          -------

     a)   Any one of the following events shall constitute an Event of Default:

          i) Tenant shall fail to pay any monthly installment of Base Rent, Operating Expenses, or additional rent as herein provided and such default shall continue for five (5) days after notice from Landlord; however, such late payment shall not occur more than once per calendar year;

          ii) Tenant shall violate or fail to perform any of the other terms, covenants or conditions of this Lease and such default shall continue for 30 days after notice from Landlord;


          iii) Tenant shall file or have filed against it or any guarantor of this Lease any bankruptcy or other creditor's action which is not dismissed within sixty (60) days provided Tenant is diligently pursuing cure, or make an assignment for the benefit of its creditors;


     b) If an Event of Default shall have occurred and be continuing, Landlord may at its sole option by written notice to Tenant terminate this Lease. Neither the passage of time after the occurrence of the Event of Default nor exercise by Landlord or any other remedy with regard to such Event of Default shall limit Landlord's right under this Paragraph 24 b).

     c) If an Event of Default shall have occurred and be continuing, whether or not Landlord elects to terminate this Lease, Landlord may enter upon and repossess the Leased Premises (said repossession being hereinafter referred to as "Repossession") by force, summary proceedings, ejectment or otherwise, and may remove Tenant and all other persons and property therefrom.

     d) From time to time after Repossession of the Leased Premises, whether or not this Lease has been terminated, Landlord may, but shall not be obligated to, attempt to relet the Leased Premises for the account of Tenant in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and for such terms (which may include concessions or free rent) and for such uses as Landlord, in its sole and unqualified discretion, may determine, and may collect and receive the rent therefor. Landlord shall not be responsible or liable for any failure to collect any rent due upon any such reletting.

     e) No termination of this Lease pursuant to Paragraph 24 b) and no Repossession of the Leased Premises pursuant to Paragraph 24 c) or otherwise shall relieve Tenant of its liabilities and obligations under this Lease, all of which shall survive any such termination or Repossession. In the event of any such termination or Repossession, whether or not the Leased Premises shall have been relet, Tenant shall pay to Landlord the Base Rent and other sums and charges to be paid by Tenant up to the time of such termination or Repossession, and thereafter Tenant, until the end of what would have been the term in the absence of such termination or Repossession, shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default, the equivalent of the amount of the Base Rent, Operating Expenses, additional rent and such other sums and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds, if any, of any reletting effected pursuant to the provisions of Paragraph 24 d) after deducting all of Landlord's expenses in connection with such reletting, including without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Base Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover the same from Tenant on each such day.
          At any time, after such termination or Repossession, whether or not Landlord shall have collected any current damages as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damage for Tenant's default, an amount equal to the then present worth of the excess of the Base Rent and other sums or charges reserved under this Lease from the day of such termination or repossession for what would be the then unexpired term if the same had remained in effect, over the then net fair rental value of the Leased Premises for the same period.

     f) If an Event of Default shall have occurred and Landlord places in the hands of an attorney the enforcement of all or any of the terms, covenants, agreements or conditions of this Lease, the collection of any rent or other such sums and charges that are due or to become due, or the recovery of possession of the Leased Premises, Tenant agrees to reimburse Landlord, as additional rent hereunder, for Landlord's reasonable attorneys fees, together with the actual cost of maintaining any action commenced in law or equity by said attorneys for the services of the attorneys, whether suit is actually filed or not. Such reimbursement shall be payable within 30 days of demand therefor.

     25.  SURRENDER.  Tenant shall surrender the Leased Premises to Landlord
          ---------
upon termination of this Lease, whether such termination occurs at the end of the lease term or sooner, together with all utility systems, improvements, replacements, alterations and decorations thereto and operating bulbs or tubes in all light fixtures, broom clean and in good order, condition and repair except for ordinary wear and tear or damage by casualty. Tenant shall remove promptly, upon request by Landlord, alterations, modifications and the like to the Leased Premises made by Tenant or on behalf of Tenant and shall restore and repair damage caused by such removal. Should Tenant fail to surrender the Leased Premises in the condition required by this section, Landlord shall be entitled to take whatever steps may, in Landlord's sole discretion, be required to restore the Leased Premises to said condition and Tenant agrees that it shall pay to Landlord all costs incurred by Landlord in so restoring the Leased Premises.

     26.  HOLDING OVER.  Should the Tenant continue to occupy the Leased
          ------------
Premises, or any part thereof, after the expiration or termination of the Term of this Lease whether with or against the consent of the Landlord, such tenancy shall be from month to month and Tenant shall pay Landlord the additional rent set forth in Section 5 plus 1.5 times the Base Rent set forth in Section 4 during the entire period that Tenant continues to so occupy the Leased Premises after the term of this Lease, plus any other changes occasioned by such holdover, plus all attorney fees and expenses incurred by Landlord to enforce its rights hereunder.

     27.  LATE PAYMENT.  Other remedies for non-payment of rent notwithstanding
          ------------
and without prejudice to such remedies, if Tenant fails to pay the monthly base rent, Operating Expenses or any other payment due hereunder, within the 10 days immediately following the date on which such payment is due, Tenant shall pay the following amounts to Landlord as additional rent hereunder:

     a) Interest on all such past due payments at the rate of 1 1/2% per month or at the maximum rate permitted by law whichever rate is lower. Interest shall accrue from the date each such late payment became due and shall be payable to the date of payment thereof by Tenant;

     b) A service charge equal to the costs actually incurred by Landlord as a result of Tenant's failure to make payments due hereunder including, but not limited to, costs incurred in the collection or attempted collection of such past due amounts.

     28.  SECURITY AND DAMAGE DEPOSIT.  Upon execution of this Lease, Tenant
          ---------------------------
will deposit with Landlord the sum of Twenty One Thousand Six Hundred Ninety Four and 00/100 Dollars ($21,694.00), receipt of which is acknowledged hereby by Landlord, which deposit is to be held by Landlord, without liability for interest, as a security and damage deposit for the faithful performance by Tenant during the term hereof or any extension hereof. Prior to the time when Tenant shall be entitled to the return of this security deposit, Landlord may co-mingle such deposit with Landlord's own funds and to use such security deposit for such purposes as Landlord may determine. In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof or any extension hereof, then Landlord, either with or without terminating this Lease, may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Landlord for all losses or damages sustained or to be sustained by Landlord due to such breach on the part of Tenant, including, but not limited to overdue and unpaid rent, any other sum payable by Tenant to Landlord pursuant to the provisions of this Lease, damages or deficiencies in the reletting of Leased Premises, and reasonable attorneys' fees incurred by Landlord. Should the entire deposit or any portion thereof, be appropriated and applied by Landlord, in accordance with the provisions of this paragraph, Tenant upon written demand by Landlord, shall remit forthwith to Landlord a sufficient amount of cash to restore said security deposit to the original sum deposited, and Tenant's failure to do so within ten (10) days after receipt of such demand shall constitute a breach of this

Lease. Said security deposit shall be returned to Tenant, less any depletion thereof as the result of the provisions of this paragraph, at the end of the term of this Lease or any renewal thereof, or upon the earlier termination of this Lease. Tenant shall have no right to anticipate return of said deposit by withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

     In the event Landlord shall sell the Project, or shall otherwise convey or dispose of its interest in this Lease, Landlord may assign said security deposit or any balance thereof to Landlord's assignee, whereupon Landlord shall be released from all liability for the return or repayment of such security deposit and Tenant shall look solely to the said assignee for the return and repayment of said security deposit. Said security deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord, and any assignment or encumbrance without such consent shall not bind Landlord. In the event of any rightful and permitted assignment of this Lease by Tenant, said security deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further liability with respect to the return of said security deposit to the Tenant.

     29.  HAZARDOUS SUBSTANCES AND ENVIRONMENTAL REGULATIONS.
          --------------------------------------------------

     a) When used in this Section 29, the terms "Environmental Regulations" and "Hazardous Substances" shall have the following meanings:

          i) Environmental Regulations shall mean and refer to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., the Minnesota Environmental Response and Liability Act, Minn. Stat. Chapter 115B, all amendments thereto, and all other laws, acts, statutes, ordinances, rules, regulations, orders or determinations of any governmental authority pertaining to or regulating Hazardous Substances, Infectious Waste, asbestos, radiation, radioactive material, health or the environment.

          ii) Hazardous Substances shall mean and refer to all hazardous substances, hazardous waste, toxic waste, asbestos, PCB's, radiation, radioactive material, pollutants or contaminants as defined in or regulated by Environmental Regulations.

     Tenant warrants, represents and agrees that:

     b) Its use of the Leased Premises and the Project, and the operation of its business thereon, shall not violate any Environmental Regulations.

     c) Tenant has obtained and shall continue to maintain all permits, licenses or similar authorizations required by Environmental Regulations to conduct its business on the Leased Premises.

     d) Tenant's use of the Leased Premises will not result in the disposal, discharge, emission or release of any Hazardous Substance in any quantity on or about the Leased Premises, Building or the Project or the contamination of any part of the Project thereby.

     e) Upon request by Landlord, Tenant shall deliver to Landlord copies of all contracts, programs, management plans or certifications regarding the generation, storage, use, removal or disposal of Hazardous Substances which are required in order for Tenant to be compliance with Environmental Regulations. Landlord agrees to hold said contracts, programs, plans and certifications in confidence. Tenant shall, upon request by Landlord, provide Landlord with copies of permits, inspection reports, monitoring reports, license, orders, compliance requests or other documentation filed, served, delivered or transmitted either with, to or from the Minnesota Pollution Control Agency, Minnesota Department of Health or the U.S. Environmental Protection Agency or other governmental body relating to Tenant's use of Hazardous Substances in or about the Leased Premises or the Project.

     In the event Tenant, its officers, partners, agents, employees or subcontractors shall breach or fail to perform any of the warranties, representation and agreements contained in this Section, then, in addition to any other remedy Landlord may have under this Lease, at law or in equity:

     f) Upon notice from Landlord, Tenant shall remove from the Leased Premises, Building or the Project, at Tenant's sole expense, any Hazardous Substance which is not in compliance with Environmental Regulations or this Lease Agreement;

     g) Landlord and such Environmental Engineers or consultants as it may employ shall be entitled to enter upon the Leased Premises for the purpose of conducting such environmental audits or similar tests as Landlord may deem necessary and the cost and expense of such environmental audits or and tests incurred by Landlord shall be paid by Tenant, if Tenant is found to be in Default of this Section 29, as additional rent hereunder with the next installment of Base Rent; and

     h) Tenant shall protect, indemnify and save Landlord harmless from all costs, fines, claims, demands, actions, proceedings, judgments and damages (including court costs and reasonable attorneys' fees) resulting from or arising out of any breach or nonperformance by Tenant of the representations, warranties and agreements contained in this Section 29 including, without limitation, the cost of removal and/or remediation of any disposal, discharge, release or contamination of Hazardous Substances on or about the Leased Premises, Building or the Project.

     i) To the best of Landlord's knowledge, there is no hazardous substance(s) on or about the Leased Premises, the Building or the real property on which it is located and that none of the foregoing is subject to any agreement, order of any court or government agency, judgement or permit requiring clean up, contribution or other act or expense as a result of an environmental condition. Landlord shall indemnify, defend and hold Tenant harmless from any and all costs, fines, claims, demands, actions, proceedings, judgments, damages or expenses, including, without limitation, reasonable attorney's fees and court costs resulting from any environmental liability or condition, except to the extent that Tenant has caused such condition.

It is expressly acknowledged by Tenant that all of the terms, covenants and conditions of this Section 29, including, but not by way of limitation, the indemnification's herein provided shall survive the termination of this Lease.

     30.  NOTICES.  All notices or other communications hereunder shall be in
          -------
writing and shall be hand delivered or sent by certified mail, receipt requested or overnight delivery United States mail to the following address:

Landlord: CENTURY 2000 PARTNERS, LLP
          C/o Steiner Development, Inc.
          Attention:  David Kordonowy
          3610 County Road 101
          Wayzata, Minnesota  55391

Tenant:   A BUSINESS CONFERENCE CALL, INC.
          7974-7984 Century Boulevard
          Chanhassen, Minnesota 55317


Mailed notice shall be effective the day following the day of mailing;

     31.  MISCELLANEOUS.
          -------------

     a) This Lease Agreement is made and executed in the State of Minnesota, and shall be constructed according to the laws of Minnesota;

     b) The invalidity or unenforceability of any provisions of this agreement shall not affect or impair the validity of any provisions; and section titles and captions in this Agreement are for convenience only and do nor define, limit or construe the contents of such paragraphs;

     c) If more than one person or entity shall sign this Lease as Tenant, the obligations set forth herein shall be deemed joint and several obligations of each such party;

     d) This Lease shall be binding upon and inure to the benefit of the parties thereto and, subject to the restrictions and limitations herein contained, their respective heirs, successors and assigns;

     e) Any modification to this Lease must be in writing and signed by both Landlord and Tenant.

     32.  REAL ESTATE BROKERS.  Intentionally left blank by Landlord.
          -------------------

     33.  RELOCATION.  Landlord and Tenant agree that Landlord may, at
          -----------
Landlord's reasonable discretion, relocate Tenant in accordance with the following: In the event Landlord shall have mutually agreeable like kind space to the Leased Premises in Arboretum Business Park, Chanhassen, Minnesota to relocate Tenant to, and providing the base rent, cam and tax for mutually agreeable like kind space will not result in a higher cost to Tenant than Tenant is paying for the Leased Premises, Landlord may elect to terminate Tenant's occupancy of the Leased Premises and relocate the Tenant to the mutually agreeable like kind space (the "Relocation Clause"). In the event Landlord elects to relocate the Tenant under this Relocation Clause, then Landlord will be responsible for the reasonable cost of moving Tenant and Tenant's equipment inventory and personal property to the mutually agreeable like kind space, and Tenant shall be responsible for modifications to the mutually agreeable like kind space which are in excess of those made by Landlord to render the space like kind. Like kind shall be deemed to be office and warehouse space as described in the Lease. Tenant agrees to execute a new lease, or an amendment to the Lease, or such other documents as may be required, in the event of the Landlord's exercise of the Relocation Clause. Said Relocation, if exercised by Landlord, and to the extent Landlord has control, shall not result in any down business time or operational delay for Tenant.

     34.  RIGHT OF FIRST REFUSAL.  Provided Tenant is not in Default of any of
          -----------------------
the terms and conditions herein, and subject to the tenant at the north end of the Building, DRIASI's right to expand, Tenant shall have a one time Right of First Refusal to lease the adjoining 6,490 square foot bay at 7968 Century Boulevard. Tenant shall have ten (10) business days to accept Landlord's offer to lease said adjoining bay. Rates for said adjoining bay shall be at the then current rate and terms for the Building for similar office and warehouse space but in no event shall the rates be less than Tenant is currently paying for said similar space. Improvements and lease term, or extension thereof, shall be mutually agreed upon between Tenant and the Landlord.

     35.  OPTION TO RENEW I.  Provided Tenant is not in Default of any of the
          ------------------
terms and conditions herein and, subject to the tenant at the north end of the Building, DRIASI's right to expand, Tenant shall have the Option to Renew the Lease Agreement for a period of 3 years by giving Landlord 150 days advance written notice of it's' intention to renew. Landlord shall respond to Tenants' request to exercise this Option to Renew within ten (10) business days. All terms and conditions of said renewal term shall be the same as stated herein except Base Rent for said renewal term shall be $23,049.00 per month.

     36.  OPTION TO RENEW II.  In the event Tenant exercises Option to Renew I,
          -------------------
provided Tenant is not in Default of any of the terms and conditions herein and subject to the tenant at the north end of the Building DRIASI's right to expand, Tenant shall have the Option to Renew the Lease Agreement for an additional period of 3 years by giving Landlord 150 days advance written notice of it's' intention to renew. Landlord shall respond to Tenants' request to exercise this Option to Renew within ten (10) business days. All terms and conditions of said renewal term shall be the same as stated herein except Base Rent for said additional renewal term shall be $25,354.00 per month.

IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement this 3rd day of August, 1999.


     CENTURY 2000 PARTNERS, LLP              A BUSINESS CONFERENCE CALL, INC.
     A Minnesota General Partnership              A Minnesota Corporation

By:  /s/ David Kordonowy                     By:        /s/ RFM
     ------------------------------------         ------------------------------

Its: Partner                                 Its: ______________________________
     ------------------------------------

Date:     8-3-99                             Date:      8/3/99
     ------------------------------------         ------------------------------

                                             Federal Tax I.D.#:_________________

                                             State Tax I.D. #:__________________

                                  EXHIBIT "A"


                   LEASEHOLD IMPROVEMENT SPECIFICATIONS FOR:
                       A BUSINESS CONFERENCE CALL, INC.
                       --------------------------------
                          ARBORETUM BUSINESS PARK II

             To Be Based on a Final, Mutually Agreed to Space Plan
                                 July 28, 1999


ARCHITECTURAL       :    An allowance has been included for all Architectural
                         drawings including consultation, revisions, delivery costs and prints.

ENGINEERING         :    No allowance has been included for Engineering of any
                         Mechanical, Electrical, Plumbing or Structural drawings.

BUILDING PERMIT     :    Provided by Steiner Development, Inc. No SAC or WAC
                         charges have been included if required.

SUPERVISION         :    Daily site supervision shall be provided by a Steiner
                         Development Construction Superintendent or a working
                         Construction Foreman.

FINAL CLEAN-UP      :    A one time Final Clean-Up shall be provided by Steiner
                           --------
                         Development. Included are vacuum carpets, damp mop any vinyl flooring. Clean restrooms complete, all glass surfaces, wipe down Millwork.

COMMON LABOR        :    Construction clean-up shall be provided for the
                         duration of the project.

DUMPSTER            :    Construction dumpsters will be utilized to dispose of
                         construction related debris and demo materials.

MISC. STEEL         :    6" x 7' pipe bollards at and Service Door Stair cases
                         as required by code

LUMBER              :    Provide all Lumber, backing, glue and fasteners
                         required to install all Millwork, Cabinets and Hardware included in this specification.

CARPENTRY           :    Provide Carpentry Labor to install all Doors, Millwork,
                         Shelves, backing, Bathroom Partitions and Hardware included on the final plan and specification.

CABINETS            :    10' Upper Cabinet and Base Cabinet with P.-lam. top in
                         Break Room. Tenant to share 50% of the cost of upgraded cabinet over and above the 10' building standard cabinet as shown per plan.

                         P.-lam., wall hung ADA approved restroom vanities in restrooms

MILLWORK            :    All new doors per the final Architectural plan door
                         schedule

                         New doors shall be 3' 0" x 6' 8" Oak flush, solid core, with Oak Ranch casings on both sides, prepped for 2 3/4" backset Schlage hardware

                         New rated doors shall be 3' 0" x 6' 8" Hollow Metal knock down frames with oak flush doors, prepped for 2 3/4" backset Schlage hardware, brushed chrome hinges and strike.

                         The following Rooms receive 12" building standard sidelights: #103, 104, 105, 107, 108 and 125.

ROOFING             :    Roofing in all new Mechanical, Electrical and Plumbing
                         vent penetrations are included.

OVERHEAD DOORS      :    All new Overhead Doors, if any, per the Architectural
                         plan door schedule. Overhead doors will be glazed in with windows per Building Standard window package per Architectural plan.

HARDWARE            :    All new Hardware per code and the Architectural plan
                         door schedule

                         Door Hardware
                         -------------

                         New doors shall receive Schlage lever handle passage sets in a brushed chrome finish except as shown in Locksmith Section below.

                         -    Door hinges shall be brushed chrome

                         - Door closures shall be provided on all exterior doors, restroom doors and doors with a fire rating. Any additional door closures can be added at a cost of $125.00/each

                         Restroom Hardware
                         -----------------

                         Door Hardware as required per code including, closures, ADA approved grab bars and toilet paper and paper towel dispensers are included

LOCKSMITH           :    Rekeying of all perimeter entrance doors included with
                         10 keys. Room #103, 104, 105, 107, 108 and 125 to
                         receive Schlage locksets.

DRYWALL             :    Construct all Drywall walls per final plan and
                         specifications. Rooms #125 and 136 to receive fiberglass sound batt insulation in the walls at Landlord's sole cost and expense. The following Rooms shall also receive fiberglass sound insulation batts and the cost of said insulation shall be shared 50%-50% by Landlord and Tenant: Rooms 103, 104, 105, 107, 108,
                         109, 110, 117, 128, 135.

                         Restroom walls to be framed to 1' above suspended ceiling height and shall receive a drywall ceiling at 8'. All restroom walls and ceiling shall be fully insulated with fiberglass sound attenuation batts

                         Vestibule walls to be framed to 1' above suspended ceiling height and shall receive a drywall ceiling at 8'0" a.f.f.

                         Warehouse, if any, to be fire taped only

CERAMIC             :    New Restrooms
                         -------------

                         Floors to receive a Group 1, 2" x 2" Ceramic floor tile

                         New Restroom walls and base to receive a Group 1, 4 1/4" x 4 1/4" Ceramic wall tile. Wall tile to be installed to 46 3/4" high, with a 24" return at the lav and a 60" return at the watercloset. A mirror knotch shall be provided above each lav or vanity (must be field verified). Restroom walls to receive ceramic tile accent strip as shown per plan

                         New entry vestibules to receive a building standard ceramic tile selected by Steiner Development, Inc.

ACOUSTICAL CEILING  :    Provide and install an Armstrong 704A, Minatone, 2' x
                         2' x 5/8", Cortega, Tegular or approved equivalent with white grid at 10' - 0-1/2" off the floor at the entire office area

FLOORING            :    An allowance of $14.00 per yard for material, tax and
                         installation has been included for new carpet per the Architectural plan for the entire office area

                         VCT as specified below can be substituted for carpet where desired

                              VCT Specifications: Tarket Commercial Floor Tile, standard series including Classics, Keystones and Structures. 1/8" x 12" x 12" vinyl composition tile or equivalent

                         Anti-static 1'x1' VCT is included in Room #117

BASE                :    4" New carpet base has been included over all new
                         carpeted areas

                         4" Vinyl base has been included over all new VCT floors

PAINT               :    Custom stain, seal and varnish all doors and millwork
                         to building standard specifications

                         All office walls to receive 2 coats of flat latex paint

                         Warehouse/Storage walls, if any, to receive no finish

FIRE PROTECTION     :    Office areas to include a wet pipe system in accordance
                         with NFPA 13, Light Hazard Occupancy

                         Office sprinklering heads to be chrome semi-recessed

                         Warehouse areas, if any, to include a wet pipe system in accordance with NFPA 13 Ordinary Hazard Occupancy

PLUMBING            :    Install all plumbing including water, waste and vent
                         per final plan and specification

                         - All new and existing vent piping in a return air plenum space shall be cast iron per code

                         Add 1 - utility sink per plan

                         Add 1 - cooler type drinking fountain adjacent to each
                                 restroom core

                         All new water closets to be 1.6 gallon pressure assist flush per code

                         Floor drains to be provided at each new restroom, new utility sink, new water heater

                         Stainless steel, double basin kitchen style sink with single handle goose neck faucet and hot/cold water service is included for the Break Room Area

HVAC                :    New combination heat / cool rooftop units have been
                         included to provide HVAC for the office area based on the final plan

                         Restroom exhaust fans are included for each restroom

                         - All new gas pipe blocking shall receive rigid insulation roof penetration

ELECTRICAL          :    The following electrical allowances have been included:

                         - (1) duplex outlet per 80 square has been included for the hardwalled office area.
                         - (2) duplex outlets will be provided for (2) Tenant provided fax machines. (2) duplex outlets will be provided for (2) Tenant provided copy machines.
                         - (250) 2'x4' lay-in 18 cell parabolic fixtures has been included for the office area per plan. Janitor closet to receive 2'x4' acrylic lense lay-in fixture.
                         - (26) 20 amp circuits in open office landscape for initial cubicle and workstation installation. Wiring of workstations and installation of power poles by Tenant.
                         - Empty conduit will be provided above the ceiling grid for future expansion of workstation/cubicle area. Future wiring through conduit and workstations by Tenant.
                         - Restrooms receive 4' acrylic lens wrap fixtures per plan
                         - One (1) phone/data opening per office or conference room
                         -    One (1) GFI outlet in each restroom
                         - Break Room Area to receive (4outlets for (4) tenant provided microwave ovens at the cabinets area, and (4) outlets for tenant provided vending machines/refrigerators
                         - (2) 8' strip fluorescent strip fixtures in warehouse/storage
                         -    Single pole switches as required by plan.
                         -    Emergency and exit lighting to code

NOT INCLUDED        :    *    Any mandated requirements by the City of
                              Chanhassen Building or Fire Department such as but not limited to the following:

                         - Relocating of A Business Conference Call's equipment including setting, installing, mechanical, plumbing, communications and electrical connections are not included unless specifically called out in this specification.

                         -    Scrubbing or waxing of any floor surfaces
                         -    Soap dispensers or sanitary napkin dispensers
                         -    Signage
                         - Tenant furniture, reception station or work stations

                                  EXHIBIT "B"



                       [Graphic depiction of Floor Plan]

                                  EXHIBIT "C"


                  [Graphic depiction of Site/Landscape Plan]

                                  EXHIBIT "D"


                       [Graphic depiction of Site Plan]

                                  EXHIBIT "E"


                [Graphic depiction of Parking Space Allocation]